Exhibit 99.1

Q4 2021 – Investor Presentation April 2022

Disclaimer

BM Technologies is not a bank and it does not provide banking services. The BankMobile platform facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to the BankMobile technology providing services between customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank.

This presentation is for informational purposes only and should not be relied on for any other purpose. No representations or warranties, express or implied are given in, or with respect to, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy and completeness. This data is subject to change. This Presentation and the contents hereof are confidential.

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom.

Forward-Looking Statements
This Presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. This information is, where applicable, based on estimates, assumptions and analysis that management believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as "may," "will," "would," "could," "expect," "intend," "plan," "aim," "estimate," "target," "anticipate," "believe," "continue," "objectives," "outlook," "guidance" or other similar words, and include statements regarding plans, strategies, objectives, targets, estimates, projections, and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors. There can be no assurance that the estimates and assumptions made in preparing the financial projections and forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The Company's financial performance and results of operations will be subject to a variety of risks, including but not limited to general economic conditions, consumer adoption, technology and competition, the ability to enter into new partnerships, regulatory risks, risks associated with the higher education industry and financing, and the operations and performance of its partners, including white-label partners. These risks and uncertainties include, but are not limited to, those factors described in the section entitled "Risk Factors" and in the Company's periodic filings with the SEC. The Company's SEC filings are available publicly on the SEC website at www.sec.gov.

All information herein speaks only as of the date hereof unless otherwise specified. Management undertakes no duty to update, add to or otherwise revise or correct any of the information contained herein, whether as a result of new information supplied, future events, inaccuracies that become apparent after the date hereof or otherwise. Forecasts and estimates regarding industry and end markets are based on sources believed to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Use of Projections
This Presentation contains financial forecasts with respect to, among other things, income sources, revenue growth, and equity values. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Non-GAAP Financial Measures
This Presentation includes certain non-GAAP financial measures that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, net, other expense, net, income taxes, and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charge. EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP.

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Bmt

BMTX at a Glance

The BM Technologies digital banking platform employs a multi-partner distribution model, known as "Banking-as-a-Service" (BaaS), that enables the acquisition of customers at higher volumes and substantially lower expense than traditional banks, while providing significant benefits to its customers, partners, and business.

One of America's largest digital banking platforms

- Opened approximately 440k accounts in 2021
- 2BN+ in Deposits

Leading Banking-as-a-Services (BaaS) Provider

Experts in B2B2C banking

- Approximately 750 University Partners
- Serve 1 in every 3 students
- T-Mobile Partnership

Focused on millennials/underserved middle income Americans

- Customer-centric & affordable banking
- Create customers for life with full suite of banking products

BM Technologies
NYSE American: BMTX

Share Price[1]	$8.60
Market Cap[1]	$105 M
Revenues (ttm)[2]	$94.6 M
Core EBITDA (ttm)[2]	$28.6 M
Cash & Cash Equivalents[2]	$25.7 M
Shares Outstanding[2]	12.2 M
Float[2]	8.9 M
Headquarters	Radnor, PA

1.As of March 29th, 2022
2.As of December 31st, 2021

Listed on: NYSE

T-Mobile + Bmtx Winner Best Fintech Partnership 2021 FinovateAwards

Bmtx Winner Most Innovative Bank 2019 LendIt Fintech

★★★★★ 4.9 Apple App Store Rating



T-Mobile MONEY
Take your money further.
OPEN
4.9
4+

Bmtx

3

$1.5 $7.8 $3.9 $28.6 4Q20 4Q21 FY20 FY21 Record Year Over Year Revenue and Core EBITDA 1 Growth $17.3 $25.3 $66.9 $94.6 4Q20 4Q21 FY20 FY21 +41% +46% 1) Note: Core EBITDA is a non - GAAP measures, see slide 18 for further detail Core EBITDA 1 ($MM) +625% +405% 4 Revenue ($MM) Q4 Core EBITDA (1) : $7.8M • Increase of $6.2M YoY 2021 Core EBITDA (1) of $28.6M • Increase of $24.7M YoY 2021 EBITDA Increased 625% YoY Q4 Revenue of $25.3M • $8.0M improvement over Q4 2020 2021 Revenues improved +$27.7M/41% YoY 2021 Revenues Increased 41% YoY Approximately 90K accounts opened in Q4 2021 and ~440K opened FY 2021 Q4 New Accounts Opened Q4 Core earnings (1) of $3.1 M, compared to core earnings (1) of ($2.2M) in Q4 2020 Q4 Core Diluted EPS (1) of $0.26, compared to diluted EPS of ($0.35) in Q4 2020 Q4 Core Diluted EPS 1 of $0.26

Q4 Financial Highlights: Total Deposits & Spend 1) Note: New Business includes White Label Partners and Workplace Banking; 2) Note: Organic deposits defined as Cash inflows to end user deposit accounts, not attributable to higher education disbursemen ts . or white label partner incentive payments 5 #1 Q4 21 Average Consolidated Serviced Deposits increased $1.03BN • 111% YoY growth Q4 Average New Business (1) Serviced Deposits increased $901M • 216% YoY growth Q4, Higher Education organic deposits increased 17% YoY to $511 M. 2021 Average Serviced Deposits +77% YoY #3 $13.4B in Financial Aid disbursed in FY 2021 / $2.9B disbursed in Q4 2021 Disbursement Volume +15% #2 Q4 Consolidated BMTX Debit Spend Increased $96M • 14%YoY Growth Q4 New Business Debit Spend increased $40M • 35% YoY Growth 2021 Debit Card Spend +17%

Per Account Metrics 1 Revenue per Account 1 Deposits per Account Spend per Account 2021 revenue per account increased 39% YoY to $188 Unannualized Q4 revenue per account increased 46% YoY to $51 1) Note: Per account metrics are calculated using a day weighted average active accounts Average deposits per account • New business +190% YoY • Student business +33% YoY 4Q spend per account • New business +24% YoY • Student business +16% YoY 6 $35 $45 $45 $47 $51 4Q20 1Q21 2Q21 3Q21 4Q21 $2,036 $2,936 $3,426 $4,079 $4,399 $4,092 $6,280 $8,250 $10,045 11,873 $1,443 $1,789 $1,705 $1,859 $1,918 4Q20 1Q21 2Q21 3Q21 4Q21 BMTX New Business Student Business $1,494 $1,956 $1,817 $1,820 $1,742 $1,118 $1,263 $1,397 $1,353 1,381 $1,602 $2,194 $1,967 $1,994 $1,862 4Q20 1Q21 2Q21 3Q21 4Q21 BMTX New Business Student Business

$1.9 $2.9 4Q20 4Q21 $929 1,317 1,559 $1,732 1,961 4Q20 1Q21 2Q21 3Q21 4Q21 Demonstrating Strong Performance Across Key Metrics Debit card spend increased 14% YoY • New business spend increased $40M • Student Business Spend increased by $56M Card Spend ($ in 000s) Avg. Serviced Deposits ($ in millions) Disbursements Q4 ($ in billions) +56% +111% 4Q21 vs. 4Q20 7 $675 $880 $694 $828 $741 $773 $681 $777 2020 2021 2020 2021 2020 2021 2020 2021 Average Serviced Deposits increased 111% YoY • New Business deposits increased $901M • FY 2021 Higher Ed Organic deposits increased 17% to $2.2 billion in 2021 • Indications of strengthening primary banking behavior +14% Q1 Q2 Q3 Q4 16 colleges and universities signed in 2021 4 more signed subsequent to year - end

Attractive Business Model Diversified Revenue Streams Card Revenue 29% Interchange and MasterCard incentive income based on card activity and out - of - network ATM fees % of 2021 Revenues Deposit Servicing Fees 48% Fee charged to partner bank(s) based on average balances of serviced deposits Account Fees 11% Monthly account fees, wire fees and card replacement fees University Fees 6% Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options Other Fees 6% Various nominal other fees, including fees associated with cash deposits 8 Revenue Breakout By Major Category Summary Income Statement (1) 1) See slide 16 for details on the restatement of non - cash share - based compensation expense

Strong Performance & Exceeded Guidance BMTX reported 2021 EBITDA and revenue of $94.6 million and $28.6 million, exceeded 2021 EBITDA and Revenue guidance at the start of the year of $21.5 million and $92 million Approximately $1B of deposit growth YoY Announced the Acquisition of First Sound Bank Positioning BMTX to become a Fintech bank with a sustainable, profitable business model and new revenue opportunities Expansion of BaaS Business T - Mobile MONEY customers can now use True Name® by Mastercard®, a feature that lets customers display their chosen name on their T - Mobile MONEY debit card T - Mobile MONEY Checking account customers can also now open a savings account BMTX and T - Mobile selected as Best Fintech Partnership at 2021 Finovate Awards Strong Pipeline Growth in Higher Ed Business BMTX added 5 new schools in Q4 2021 providing 45k additional students access to BankMobile disbursements. 16 new schools were added comprising 83K new students in FY2021 Strong Pipeline; 4 more schools have already signed on in 2022 4 Schools signed up for new BankMobile Vendor Pay Œ offering – more products increases “stickiness” Preparing for credit roll out to non enrolled/graduated students over next 6 - 12 months to drive stronger engagement and customer lifetime value 2021 BMTX Business Highlights 9

Tremendous Platform Growth Opportunity Multiple Levers to Accelerate Growth Continue to add new SSEs Increase adoption rates through new partnerships Expand partnerships to expand access to credit Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies Continue RFP process and strategic discussions with vetted blue - chip, BaaS partners to tap into their loyal customer bases Distribute the platform through new channels to open up incremental TAM Capitalize on robust universe of marketplace lenders, Personal Financial Management (“PFM”) players, and vertical higher - ed software acquisition targets Expand Student Adoption and Create Long - Term Customer Relationships by Expanding Access to Credit Products Further Expand Within Existing Banking - as - a - Service (BaaS) Partnerships Continue to Add New Banking - as - a - Service (BaaS) Partners Expand Distribution Channels and Product Offerings Strategic M&A 10

Looking Forward: 5 Pillars of the BMTX Banking Platform Banking Lending Advice Crypto Investing & Insurance ▪ Checking ▪ Savings ▪ Card ▪ Credit card ▪ Personal loans ▪ Student refi ▪ Credit monitoring ▪ Budget ▪ Goals ▪ Gamification ▪ Buying ▪ Selling ▪ Pay a friend ▪ Extended rewards ▪ Trading ▪ Portfolio management ▪ Insurance ▪ Family products 11

Key Investment Highlights Strong Financial Results FY 2021 revenue increased 41% year over year; 2021 Core EBITDA increased by approximately $24 million Account Growth ~440,000 accounts opened FY 2021 Attractive Valuation Discount to public and private peer set Strong Existing Partnerships Approximately 750 university partners & T - Mobile Deep Customer Engagement 46% YoY Q4 increase in revenue per active account Proprietary Banking - as - a - Service (BaaS) Platform Flexible API driven platform ready to roll out quickly and integrate with partners easily First Sound Bank Merger Top strategic priority and is progressing as planned 12 Strong future growth prospects as a Fintech Bank

Questions 13

Appendix 14

Creates a Fintech bank leveraging BMTX’s best - in - class Banking - as - a - Service (“BaaS”) offerings and nationwide deposit gathering capabilities with a bank charter Accelerates earnings power by supplementing fee - based income with net interest income Offers new products and services over time through an expanded BaaS offering, direct to consumer initiatives, marketplace lending, personal investing and robo - advisory services and blockchain based payment systems Attracts new customers and enhances customer retention through the addition of banking products and services that leverage BMTX's unique, low cost, high volume customer acquisition strategy and marketing strength Enables BMTX to support other Fintechs with its banking platform Enhances customer value creation and engagement by providing access to lending products and promoting better financial health by helping them manage their cash flow and savings Achieves an Important Milestone in the Evolution of the Company Allowing for the Expansion of its Products & Services to Better Serve Customers 15 Strategically Significant & Financially Attractive Merger with First Sound Bank

16 RESTATEMENT OF 2021 QUARTERLY FINANCIALS In connection with its January 4 , 2021 divestiture of BM Technologies, Inc . (the “Company”), Customers Bank, the Company’s former parent granted certain employees and executives of the Company shares of BMTX it received as merger consideration as severance . Previously, this award was reported in Company filings, but the associated expense was not recognized in the Company’s stand - alone financials because it was considered an expense of Customers Bank, which made the award . In connection with the preparation of its consolidated financial statements for the year ended December 31 , 2021 , the Company determined that based on the application of U . S . generally accepted accounting principles, the non - cash share - based compensation expense related to these awards with a grant date fair value of $ 19 . 6 million was incorrectly excluded from the Company’s stand - alone financial statements and should be recorded straight - line over the two - year post - grant vesting period ending January 3 , 2023 , net of any forfeitures . As a result, Management has concluded that the Company’s previously issued unaudited consolidated financial statements for the periods ended March 31 , 2021 , June 30 , 2021 , and September 30 , 2021 , should no longer be relied upon, and will be restated to reflect the appropriate accounting and expense for the share - based compensation awards . Financials for the periods ended March 31 , 2021 , June 30 , 2021 , and September 30 , 2021 reported in this earnings release reflect the expected impact of the restatement and differ from previously reported financials . The correction of the Company’s previously reported share - based compensation expense in its quarterly reports on Form 10 - Q for 2021 will have no effect on the Company’s previously reported revenues, Core EBITDA, total cash balance, total assets, total liabilities, total equity, net working capital, net cash flows from operating activities, investing activities, or financing activities . Similarly, this correction has no impact on the Company’s operations or its underlying business fundamentals .

Reconciliation - GAAP Net Income to Core Net Income 17 1) See slide 16 for details on the restatement of non - cash share - based compensation expense (1) Q4 Q3 (1) Q2 (1) Q1 (1) Q4 Twelve Months Ended December 31, 2021 2021 2021 2021 2020 2021 2020 GAAP net income (loss) $ (1,141) $ 6,385 $ (4,225) $ 16,565 $ (3,390) $ 17,584 $ (11,794) Add: loss (gain) on FV of private warrant liability 764 (6,042) 3,056 (15,003) — (17,225) — Add: merger expenses 65 — — — 287 65 739 Add: non-cash loss on software write-down — — — — 1,248 — 1,248 Non-cash equity compensation 3,386 2,419 2,399 2,328 98 10,532 468 Less: tax (@27%) on taxable non-core items (18) — — — (414) (18) (536) Core net income (loss) $ 3,056 $ 2,762 $ 1,230 $ 3,890 $ (2,171) $ 10,938 $ (9,875) Core diluted shares 11,902 11,904 11,900 15,512 6,123 11,939 6,123 Core diluted earnings (loss) per share $ 0.26 $ 0.23 $ 0.10 $ 0.25 $ (0.35) $ 0.92 $ (1.61)

Reconciliation - GAAP Net Income to Core EBITDA 18 Q4 Q3 (1) Q2 (1) Q1 (1) Q4 Twelve Months Ended December 31, 2021 2021 2021 2021 2020 2021 2020 GAAP net income (loss) $ (1,141) $ 6,385 $ (4,225) $ 16,565 $ (3,390) $ 17,584 $ (11,794) Add: loss (gain) on FV of private warrant liability 764 (6,042) 3,056 (15,003) — (17,225) — Add: depreciation and amortization 3,105 2,946 2,950 2,958 3,042 11,959 11,868 Add: interest — — 42 54 248 96 1,394 Add: taxes 1,579 1,246 949 1,827 2 5,601 23 Add: merger expenses 65 — — — 287 65 739 Add: non-cash loss on software write-down — — — — 1,248 — 1,248 Add: non-cash equity compensation (1) 3,386 2,419 2,399 2,328 98 10,532 468 Core EBITDA $ 7,758 $ 6,954 $ 5,171 $ 8,729 $ 1,535 $ 28,612 $ 3,947 (1) Restated. See “Restatement of 2021 Quarterly Financials” herein. (1) 1) See slide 16 for details on the restatement of non - cash share - based compensation expense

Valuation

Company	Ticker	Sh Price	EV	EV/EBITDA 2021	EV/EBITDA 2022E	EV/Sales 2021	EV/Sales 2022E	21/20 Sales Growth	EBITDA MARGIN
Digital Financial Platforms									
Upstart Holdings Inc (XNAS:UPST)	UPST	$116.17	$9,810	42.3x	39.4x	11.7x	6.9x	68.2%	28%
OPEN LENDING CORPORATION (XNAS:LPRO)	LPRO	$20.05	$2,560	16.5x	17.3x	11.9x	11.5x	2.9%	72%
SOFI TECHNOLOGIES, INC. (XNAS:SOFI)	SOFI	$9.84	$11,607	384.3x	65.9x	11.8x	7.7x	53.7%	3%
MONEYLION INC. (XNYS:ML)	ML	$2.53	$333	NM	-6.4x	2.1x	1.1x	86.9%	NM
LENDINGCLUB CORPORATION (XNYS:LC)	LC	$16.82	$1,529	10.7x	5.6x	1.7x	1.3x	29.1%	16%
Median				***29.4x***	***17.3x***	***11.7x***	***7.3x***	***0.6x***	***22%***
Software & Payments									
MARQETA, INC. (XNAS:MQ)	MQ	$11.07	$4,765	NM	NM	9.2x	6.7x	37.3%	NM
FLYWIRE CORPORATION (XNAS:FLYW)	FLYW	$30.55	$2,893	126.9x	249.4x	16.0x	11.5x	39.2%	13%
Q2 HOLDINGS, INC. (XNYS:QTWO)	QTWO	$64.44	$3,897	102.8x	91.3x	7.8x	6.7x	16.0%	8%
PAYPAL HOLDINGS, INC. (XNAS:PYPL)	PYPL	$121.46	$144,354	37.4x	113.4x	5.7x	4.9x	15.8%	15%
PAYMENTUS HOLDINGS, INC. (XNYS:PAY)	PAY	$22.20	$2,518	85.4x	82.0x	6.4x	5.1x	24.7%	7%
Evertec Inc (XNYS:EVTC)	EVTC	$41.57	$3,184	10.8x	11.8x	5.4x	5.3x	1.4%	50%
BLOCK, INC. (XNYS:SQ)	SQ	$145.44	$84,479	83.3x	98.6x	4.8x	4.5x	7.4%	6%
EVO PAYMENTS, INC. (XNAS:EVOP)	EVOP	$23.74	$2,138	12.0x	10.5x	4.3x	3.8x	12.0%	36%
Median				***83.3x***	***91.3x***	***6.0x***	***5.2x***	***15.9%***	***13%***
Tech Forward Banks				**Price/Earnings**					
AXOS FINANCIAL, INC. (XNYS:AX)	AX	$48.52	$3,959	13.3x	12.3x	6.0x	5.6x	7.8%	1%
GREEN DOT CORPORATION (XNYS:GDOT)	GDOT	$28.90	$1,604	33.2x	32.8x	1.1x	1.1x	-0.6%	0%
LIVE OAK BANCSHARES, INC. (XNAS:LOB)	LOB	$55.23	$2,735	14.3x	16.6x	6.2x	6.1x	2.4%	1%
FIRST INTERNET BANCORP (XNAS:INBK)	INBK	$45.43	$546	9.4x	10.1x	4.6x	5.2x	-11.2%	4%
META FINANCIAL GROUP, INC. (XNAS:CASH)	CASH	$57.09	$1,796	10.3x	9.8x	3.3x	3.1x	4.1%	1%
Median				***13.3x***	***12.3x***	***4.6x***	***5.2x***	***2.4%***	***1%***
BM TECHNOLOGIES, INC. (XNYS:BMTX)	***BMTX***	***$8.60***	***$96***	***4.2x***	***3.2x***	***1.0x***	***0.9x***	***17%***	***24%***


EV / 2021E Revenue Multiples
1.0x
11.7x
6.0x
BMTX
Digital Financial Platforms
Software & Payments


EV / 2021E EBITDA Multiples
4.2x
29.4x
83.3x
BMTX
Digital Financial Platforms
Software & Payments

Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 03/29/2022
Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates
1) Reflects median values for comparable companies in each respective industry
2) 2021 and 2022 Revenue and EBITDA based on consensus estimates as of 03/29/2022

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Capitalization To illustrate possible dilution of warrants using if converted approach ▪ Exercise at $11.50 for all (23.9M) warrants ▪ ~$275 million cash available for share repurchases BMTX Share Price 13.2 16.5 18.9 20.8 22.4 23.6 24.6 25.5 26.3 26.9 0.0 5.0 10.0 15.0 20.0 25.0 30.0 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 Estimated Share Count (w/ warrant dilution & potential repurchase) Shares (in millions) Note: Share price as of 3/29/2022 20 Equity Capitalization Summary Valuation Sh Count % of Total Share Price $8.60 Publicly Held 8.9 73.0% Total Shares Outstanding 12.2 PIPE Investors 1.9 16.6% Insiders 1.3 10.7% Market Cap $105.4 Total shares outstanding 12.2 Cash $25.7 Debt $0.0 Warrants outstanding 23.9 Enterprise Value $79.7 Exercise price $11.50 Expiration Date 1/4/2026 BMTX '21 Revenue $94.6 BMTX '21 EBITDA $28.6

BM Technologies Solves Multiple Parties' Pain Points in One Solution

Resulting in High-Volume, Low-Cost Customer Acquisition

B2B2C Approach


Consumers
Students
Customers
Employees
Clients and Partners
Natural Checkout Moments
Bmt
Bank Partners

Examples of BM Technologies Solutions within 3 Verticals

Higher-Ed Banking

- Distribute financial aid refunds and other disbursements
- Eliminate administrative burden and complexity
- Offer students access to banking services
- Reduce processing costs annually by ~$125K / year(1)



Banking-as-a-Service (White-Label Banking)

- Offer financial services through white-label partnerships (2)
- Attract customers by improving banking experience in historically-underserved segments
- Deliver customizable, partner branded rewards and special offers to further drive loyalty
- Create net-new, passive revenue streams for partners with lower customer attrition


MONEY

Niche D2C

- Deploy differentiated financial targeted to underserved affinity groups
- Modern digital banking experience via interest-bearing accounts, no fees and unique value propositions for segments



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Competitive Positioning

Complete Digital Banking Platform

Illustrative Competitive Landscape

Representative Firms	BM Technologies	chime, CHASE, VARO, TD Bank, WELLS FARGO	green dot, BBVA	Synapse, MARQETA	The Bancorp, crossriver, EVOLVE
Competitive Differentiation	White-Label	Consumer Banks & Neo Banks	BaaS Banks	Fintech BaaS Providers	White-Label Charters
Extreme partnership tailoring Deep customer experience integration	✔	○	◑	◑	◑
Full-BaaS Model Complete white label digital banking platform (compliance, deposit operations, fraud management, customer care, etc)	✔	○	◕	◔	◔
Branded Digital Banking Offer full white label digital bank app on mobile and web	✔	○	◔	○	○
Revenue share / great consumer prices Partnerships drive low CAC & blended offers. Planned Durbin exempt bank	✔	○	◕	◑	◑

BM Technologies' ability to customize and integrate a fully branded front and back end experience is a differentiating approach and key to partners who have a strong brand relationship with their customers

Why BM Technologies Wins

- Partnership model offering turnkey, fully branded digital banking platform
- Deep experience and long history in B2B2C banking
- Superior service, delivering executive oversight and fully-supported implementation
- Delivers interchange revenue share potential from all account activity

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Distribution Through Market Leadership Position in Higher-Ed

Deeply Embedded Campus Relationships Allow for Customer Acquisition and "Customer for Life" Strategy

U.S. Higher-Ed Student Disbursement Market Share[1]

TOTAL ADDRESSABLE MARKET IS 20M STUDENTS AND REPLENISHES EVERY YEAR[2][3]



BankMobile
31%
Software
19%
Payment Providers
Other(5)
18%
National Banks
2%
In-House Capabilities
30%

Exclusive, Long-Term and Contractual Campus Relationships

- Long-term embedded university client base of approximately 745 campuses
- SSE retention rate of over 98%[4]
- Average client tenure > 5 years
- Typical new contract term is 3 – 5 years with auto-renewal periods of various lengths
- Active pipeline of ~1M students
- Expect prepaid providers to be a minimal threat as regulations have made it more difficult for prepaid operators

Benefit of the Higher-Ed Business

- Access to ~1 in every 3 college students in the U.S.
- Ability to create through selling additional financial "customer for life" services products as students graduate
- Proven scale generating approximately $60M in annual revenues with nearly 2M accounts currently on the platform
- Scalable technology distributing more than $10B of payments a year

Recent Developments

- BMTX is in active implementation on 2 new Partnerships that are intended to increase product offerings to schools and increase adoption of BMTX's products by SSEs.
- BMTX's mix of SSE's is weighted towards local, two-year institutions
- Management believes BMTX's segment exposure could perform better than more expensive, private, four-year schools, by offering a better value proposition particularly if remote learning becomes more common or required
  - 87% of SSE at better value "public" schools
  - Active pipeline of schools with ~1M SSEs

Note: SSEs refers to Signed Student Enrollment
1) Per BM Technologies internal sales database and estimated student market size based on SSEs
2) National Center for Education Statistics. "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017
3) ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.)
4) Represents one minus the annual SSE attrition over beginning of the year SSE count
5) Includes credit unions, regional banks, other software providers, unknown, etc.

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BMTX strongly positioned in fast growing BaaS Market Global Banking as a Service (BaaS) Opportunity Banking - as - a - Service (BaaS) is enabled by the seamless integration of financial services and products into other customer activities, typically on non - financial digital platforms. ▪ Incumbent financial organizations ▪ Fintechs ▪ Financial services ▪ Non - financial organizations such as: ▪ E - commerce ▪ Travel ▪ Retail ▪ Health ▪ Telecom Who Utilizes BaaS 1) Source: Cornerstone Advisors Banking as a Service Revenue Forecast ▪ Rapid digital transformation ▪ Innovate new players ▪ Presence of Application Programming Interfaces (APIs) ▪ Lowers cost of acquisition Global BaaS Market 1 $1.2BN $25.5BN Total Revenue Generated 2021 2026